I

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13  or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2020

(Exact name of registrant as specified in its charter)

Delaware	0-10537	36-3143493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 South River Street

Aurora, Illinois  60507

(Address of principal executive offices) (Zip code)

(630) 892-0202

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OSBC	The Nasdaq Stock Market
Preferred Securities of Old Second Capital Trust	OSBCP	The Nasdaq Stock Market

Item 7.01.            Regulation FD Disclosure.

On January 28, 2020, Old Second Bancorp, Inc. issued a redemption notice with respect to its 7.80% subordinated debentures due June 30, 2033 (the “Subordinated Debentures”) relating to the outstanding 7.80% cumulative trust preferred securities (NASDAQ: OSBCP) (the “Trust Securities”) issued by Old Second Capital Trust I (the “Trust”), which are guaranteed on a subordinated basis by Old Second Bancorp, Inc.  An aggregate principal amount of Subordinated Debentures of $32,604,000 is expected to be redeemed on March 2, 2020, plus accrued and unpaid interest to the redemption date.  Following receipt of such notice of redemption relating to the Subordinated Debentures, the property trustee under the Trust will issue a notice of redemption with respect to all of the outstanding Trust Securities, which are expected to be redeemed on March 2, 2020, at a redemption price of $10.00 per Trust Security, which reflects 100% of the liquidation amount, to the extent of applicable proceeds from the contemporaneous redemption of the Subordinated Debentures, including accrued and unpaid distributions to the redemption date.  In connection with the redemption, we expect that the Trust Securities will be delisted from The Nasdaq Stock Market.

Forward-Looking Statements: This Current Report on Form 8-K contains forward-looking statements.  Forward looking statements can be identified by words such  as “intends,” “anticipated,” “expected,”  “believes,” “may,” “likely,” “will” or other words or phrases that indicate future periods.  Examples of such forward-looking statements include, among others, the expected timing of the redemption of the Subordinated Debentures and Trust Securities.  Such forward-looking statements are subject to risks, uncertainties, and other factors, including a change in our capital position, the timing of actions by or on behalf of the property trustee of the Trust Securities, a downturn in the economy, particularly in our markets, volatile credit and financial markets both domestic and foreign, potential deterioration in real estate values, regulatory changes and excessive loan losses, as well as additional risks and uncertainties contained in the “Risk Factors” and forward-looking statements disclosure contained in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, any or all of which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The inclusion of this forward-looking information should not be construed as a representation by us or any person that future events, plans, or expectations contemplated by us will be achieved. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.

Dated: January 28, 2020	By:	/s/ Bradley S. Adams
Bradley S. Adams
Executive Vice President
and Chief Financial Officer